SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 2, 2006

Town Sports International Holdings, Inc

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	000-52013	20-0640002
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Seventh Avenue (25th Floor), New York, New York 10106
(Address of Principal Executive Offices, including Zip code)

212-246-6700
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     On November 2, 2006, Town Sports International Holdings, Inc. issued a press release announcing its results of operations for the three and nine months ended September 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Current Report on form 8-K, including the attached exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

     (d) Exhibits

     99.1 Press release dated November 2, 2006

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Town Sports International Holdings, Inc.
/s/ Richard Pyle
By: Richard Pyle
Date November 2, 2006	Its: Chief Financial Officer

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INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION
99.1	Press release issued by Town Sports International Holdings, Inc. on November 2, 2006 announcing earnings for the three and nine months ended September 30, 2006.

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